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Chemical Bank
Trade Services Group
P.O. Box 44 Church Street Station
New York, NY 10008-0044


                                               APPLICANT
                                         ATC ENVIRONMENTAL, INC.
                                         104 E. 25TH ST. 10TH FL
                                         NEW YORK, NY 10010
                                         ATT:  MORRY F. RUBIN

          Beneficiary
AMERICAN TESTING AND ENGINEERING         AMOUNT USD 500,000.00
CORPORATION    8635 BASH STREET          (FIVE HUNDRED THOUSAND AND 00/100
INDIANAPOLIS, IN 46256-1202              UNITED STATES DOLLARS)
ATT:  MR. GERALD D. MANN, PRESIDENT


GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. T-255633 IN YOUR FAVOR FOR AN AGGREGATE AMOUNT NOT TO EXCEED THE AMOUNT INDICATED ABOVE, EXPIRING AT OUR COUNTERS IN NEW YORK WITH OUR CLOSE OF BUSINESS ON JUNE 30, 1997.

THIS  LETTER OF CREDIT IS AVAILABLE WITH CHEMICAL BANK,  NEW
YORK  AGAINST PRESENTATIONS OF YOUR DRAFT AT SIGHT DRAWN  ON
CHEMICAL  BANK, NEW YOUR WHEN ACCOMPANIED BY  THE  DOCUMENTS
INDICATED HEREIN.

BENEFICIARY'S DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF ITS OFFICIALS READING: "THE AMOUNT OF THIS DRAWING
USD.........UNDER CHEMICAL BANK LETTER OF CREDIT  NUMBER  T-
255633 REPRESENTS FUNDS DUE US AS BY REASON OF ATC ENVIRONMENTAL INC'S FAILURE TO MAKE PAYMENT DUE PURSUANT TO THE AGREEMENT FOR SALE & PURCHASE OF BUSINESS ASSETS ("AGREEMENT") OR RELATED AGREEMENTS ("RELATED AGREEMENTS") AS DEFINED THEREIN BETWEEN BENEFICIARY AND ATC ENVIRONMENTAL
INC.,  DATE  MAY.........., 1996  WE  FURTHER  CERITIFY  THE
FOLLOWING:

(A)   ATC ENVIRONMENTAL INC., HAS FAILED TO CURE THE PAYMENT
IN  BREACH,  AFTER NOTICE AND OPPORTUNITY TO  CURE,  TO  THE
EXTENT  REQUIRED  IN THE AGREEMENT OR RELATED  AGREEMENT  AS
APPROPRIATE.

(B) ATC ENVIRONMENTAL INC.'S NON-PAYMENT WAS NOT ATTRIBUTABLE TO ITS ASSERTION OF A RIGHT OF SET-OFF PURSUANT TO THE AGREEMENT OR A RELATED AGREEMENT THAT IS EITHER UNDISPUTED OR FOR WHICH THE PROCEDURE FOR RESOLVING DISPUTED RIGHTS TO SET-OFF PROVIDED FOR IN THE AGREEMENT IS PENDING."

ALL  DRAFTS MUST INDICATE:  "DRAWN UNDER CHEMICAL  BANK  NEW
YORK LETTER OF CREDIT NO. T-255633.

IT IS A CONDITION OF THIS IRREVOCABLE LETTER OF CREDIT THAT IT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE, UNLESS AT LEAST 30 DAYS PRIOR TO SUCH DATE WE SEND YOU NOTICE IN WRITING BY REGISTERED MAIL OR HAND DELIVERY AT THE ABOVE ADDRESS, THAT WE ELECT NOT TO RENEW THIS LETTER OF CREDIT FOR SUCH ADDITIONAL PERIOD. HOWEVER IN NO EVENT SHALL THIS LETTER OF

T-255633-        -001-L1-01-
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Chemical Bank
Trade Services Group
P.O. Box 44 Church Street Station
New York, NY 10008-0044

                                              APPLICANT
                                         ATC ENVIRONMENTAL INC.
                                         104 E.  25TH ST 10TH FL
                                         NEW YORK, NY 100100
                                         ATT:   MORRY F. RUBIN

          Beneficiary
AMERICAN TESTING AND ENGINEERING         AMOUNT USD 500,000.00
CORPORATION  8635 BASH STREET            (FIVE HUNDRED THOUSAND AND 00/100
INDIANAPOLIS,  IN 46256-1202             UNITED STATES DOLLARS)
ATT: MR. GERALD D. MANN, PRESIDENT


CREDIT BE EXTENDED BEYOND THE FINAL EXPIRY DATE OF JUNE 30, 2000 ANY SUCH NOTICE SHALL BE EFFECTIVE WHEN SENT BY US AND UPON SUCH NOTICE TO YOU, YOU MAY DRAW DRAFTS ON US AT SIGHT FOR AN AMOUNT NOT OT EXCEED THE BALANCE REMAINING IN THIS LETTER OF CREDIT WITHIN THE THEN

APPLICABLE EXPIRY DATE. ACCOMPANIED BY YOUR DATED STATEMENT PURPORTEDLY SIGNED BY ONE OF YOUR OFFICIALS READING "THE
AMOUNT  OF THIS DRAWING USD.............UNDER CHEMICAL  BANK
LETTER OF CREDIT NUMBER T-255633 REPRESENTS FUNDS DUE US AS WE HAVE RECEIVED NOTICE FORM CHEMICAL BANK OF THEIR DECISION NOT TO EXTEND LETTER OF CREDIT NUMBER T-255633 FOR AN ADDITIONAL YEAR ALL CORRESPONDENCE AND ANY DRAWINGS PRESENTED IN CONNECTION WITH THIS LETTER OF CREDIT MUST ONLY BE PRESENTED TO US AT CHEMICAL BANK, 55 WATER STREET, 17TH FLOOR, ROOM 1708, NEW YORK 10041, ATTENTION: STANDBY LETTER OF CREDIT DEPARTMENT. CUSTOMER INQUIRY NUMBERS ARE (212) 638-3473 AND (212) 638-3321.

EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, THIS CREDIT  IS
SUBJECT  TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY
CREDITS, 1993 REVISION, ICC PUBLICATION NO. 500.




                                     V. MARINACCIO
                                     Assistant Vice President


T-255633-      -001-L1-01-           /s/ V. MARINACCIO
                                     -------------------------
                                     Authorized  Signature